UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 8, 2022

Valaris Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-08097	98-1589854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House, 2 Church Street
Hamilton, Bermuda HM 11
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Shares	VAL	New York Stock Exchange
Warrants to purchase Common Shares	VAL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Valaris Limited (the "Company") held its 2022 Annual General Meeting of Shareholders in Bermuda on June 8, 2022.
(b) There were 75,000,058 shares entitled to vote at the meeting based on the April 13, 2022 record date, of which 57,754,909 shares, or 77%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the 2022 Proxy Statement, were voted on at the meeting:

(1) To elect each of the following Directors to serve until the 2023 Annual General Meeting of Shareholders or until their respective offices are otherwise vacated in accordance with the bye-laws of the Company:

a. Anton Dibowitz
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
48,017,148	7,302	318,516	9,411,943

b. Gunnar Eliassen
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
47,183,891	840,538	318,537	9,411,943

c. Dick Fagerstal
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
48,015,571	8,962	318,433	9,411,943

d. Joseph Goldschmid
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
47,074,123	950,327	318,516	9,411,943

e. Elizabeth D. Leykum
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
47,872,795	151,877	318,294	9,411,943

f. Deepak Munganahalli
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
48,016,820	7,619	318,527	9,411,943

g. James W. Swent, III
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
47,594,136	430,397	318,433	9,411,943

(2) To approve the appointment of KPMG LLP as the Company's independent registered public accounting firm until the close of the Annual General Meeting of Shareholders in 2023 and to authorize the Company's board of directors, acting through the Audit Committee, to determine KPMG LLP's remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
57,317,140	107,163	330,606	N/A

(3) To approve on a non-binding, advisory basis the compensation of the Company's named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
45,773,915	2,242,142	326,909	9,411,943

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris Limited

Date: June 9, 2022	/s/ Davor Vukadin
Davor Vukadin
Senior Vice President and General Counsel